NUMBER: C-446511

CERTIFICATE

OF

CONTINUATION

COMPANY ACT

CANADA
PROVINCE OF BRITISH COLUMBIA

I Hereby Certify that THE ACHIEVERS TRAINING GROUP INC., which was incorporated under the laws of Canada, and duly registered as an extraprovincial company under the laws of British Columbia on September 29, 1988 under certificate number A-28312, has this day been granted a Certificate of Continuation under the Company Act.

Issued under my hand at Victoria, British Columbia,
on May 5, 1993

JOHN S. POWELL
Registrar of Companies

NUMBER: C-446511

CERTIFICATE

OF

CHANGE OF NAME

COMPANY ACT

CANADA
PROVINCE OF BRITISH COLUMBIA

I Hereby Certify that
THE ACHIEVERS TRAINING GROUP INC.
has this day changed its name to
ROCKWEALTH INTERNATIONAL RESOURCE CORP.

NUMBER: C-446511

CERTIFICATE

OF

CHANGE OF NAME

COMPANY ACT

CANADA
PROVINCE OF BRITISH COLUMBIA

I Hereby Certify that
ROCKWEALTH INTERNATIONAL RESOURCE CORP.

has this day changed its name to
STRATHMORE RESOURCES LTD.

BRITISH

COLUMBR

NUMBER: C-446511

CERTIFICATE

OF

CHANGE OF NAME

COMPANY ACT
I Hereby Certify that
STRATHMORE RESOURCES LTD.

has this day changed its name to
STRATHMORE MINERALS CORP.

JOHN S. POWELL
Registrar of Companies

PROVINCE OF BRITISH COLUMBIA
CANADA